UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Rule 14a-101)
Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

PSYCHIATRIC SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

UNIVERSAL HEALTH SERVICES, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 17, 2010 Universal Health Services, Inc. hosted a call with investors to discuss the announced transaction with Psychiatric Solutions, Inc.  A copy of a presentation made available to investors in connection with such transaction is as follows:

Universal Health Services:
Strategic Acquisition of Psychiatric Solutions
May 17, 2010

UHS Strategic Acquisition of PSI

Forward Looking Statements
This presentation may contain “forward-looking statements”. Forward-looking statements may be identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will” or words of similar meaning and include, but are not limited to, statements about the expected future businesses of UHS and PSI resulting from and following the proposed acquisition. These statements are based on the current expectations of UHS and PSI and are inherently subject to uncertainties and changes in circumstances. Among the factors that could cause actual results to differ materially from those described in the forward-looking statements are factors relating to the fulfillment of certain closing conditions to the proposed acquisition, and changes in global, political, economic, business, competitive, market and regulatory forces. UHS and PSI undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to UHS’s and PSI’s filings with the SEC, including its most recent Annual Report on Form 10-K, for more information on additional risks that could cause actual results to differ from the forward-looking statements made herein.
This communication may be deemed to be solicitation material in respect of the proposed acquisition of PSI by UHS. In connection with the proposed acquisition, UHS and PSI intend to file relevant materials with the SEC, including PSI’s proxy statement on Schedule 14A.
INVESTORS AND SECURITY HOLDERS OF UHS AND PSI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH
THE SEC, INCLUDING PSI’S PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.
Investors and security holders will be able to obtain all such documents, when they become available, free of charge through the website maintained by the SEC at www.sec.gov, or by directing a request to Investor Relations, Universal
Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania
19406 (610-768-3300). Such documents are not currently available.
UHS and certain of its directors and executive officers and other persons, and PSI and its directors and certain executive officers, may be deemed to be participants in the solicitation of proxies from the holders of PSI common stock in respect of the proposed acquisition. Information regarding such persons and a description of their interests in the transaction will be contained in the proxy statement when it is filed.

UHS Strategic Acquisition of PSI

Transaction Overview
Consideration	▪ $33.75 per share in cash ▪ $3.1 billion total consideration, including assumption of net debt
Financing	▪ Committed financing from J.P. Morgan and Deutsche Bank
Accretion	▪ Significantly accretive to UHS’s EPS, excluding one-time costs
Synergies	▪ $35-45 million in identified annual cost synergies ▪ Full run-rate achieved within three years, front-end loaded
Approvals	▪ PSI shareholder approval, regulatory clearance
Expected Close	▪ Fourth quarter of 2010

UHS Strategic Acquisition of PSI

Strategic Rationale
▪ Creates premier facilities-based healthcare provider with a premier behavioral health care platform
▪ Transaction significantly increases scale and geographic reach
 ▪ Pro forma revenues of more than $7.0 billion
 ▪ Combined 196 behavioral health care & 25 acute care facilities across 37 states and territories
 ▪ Diminishes geographic concentration risk
▪ Provides substantial future growth opportunities
 ▪ Attractive behavioral health care sector dynamics, including strong demand
 ▪ Strong platform for further behavioral health care growth
▪ Financially attractive transaction
 ▪ Significant earnings accretion, including synergy opportunity
 ▪ Opportunity to improve PSI’s operating margins
 ▪ Utilizes strong balance sheet to pursue compelling acquisition
A Unique Opportunity to Create the Leader in Behavioral Health Care
and Deliver Increased Value for Shareholders

UHS Strategic Acquisition of PSI

Behavioral Sector: Highly Attractive Industry Dynamics
▪ Inpatient behavioral segment = approximately $20.0 billion
▪ Estimated 73 million people in the U.S. with diagnosable mental illnesses
▪ 4 of the 10 leading causes of disability in the U.S. are mental illnesses
▪ Capacity rationalization in the early 1990s created a supply/demand imbalance
▪ Stable pricing and inpatient ALOS combined with increased admissions and occupancy trends
▪ Minimal exposure to uncompensated care
▪ Lower capital requirements
▪ Positive impact from parity legislation passed in October 2009

UHS Strategic Acquisition of PSI

A Premier Facilities-Based Healthcare Provider
	UHS	PSI	Pro Forma
2009 Revenue ($bn)	$5.2	$1.8	$7.0
2009 EBITDA ($bn)	0.7	0.3	1.1

Behavioral Facilities/Schools	102	94	196
Acute Care Facilities	25	-	25

States	32	32	37

Licensed Behavioral Beds	7,921	11,290	19,211
Licensed Acute Care Beds	5,484	-	5,484

Largest State - Revenue %	24%	12%	18%

UHS Strategic Acquisition of PSI

Geographic Diversity
UHS States
Overlapping States
VT
AL
AK
CA
CO
CT
DE
FL
GA
IL
IN
IA
KS
KY
LA
MD
MA
MI
MS
MO
MT
NE
NV
NH
NJ
NY
NC
OH
OK
OR
PA
SC
SD
TN
TX
UT
WA
WY
HI
AK
ME
Puerto Rico
US Virgin Islands
AZ
ID
MN
NM
ND
WV
PSI States

UHS Strategic Acquisition of PSI

Transforms UHS into
Premier Provider of Behavioral Health Services
UHS
Total = $0.3 Billion
PSI
Pro Forma
64%
36%
Total = $0.7 Billion
Total = $1.1 Billion
46%
54%
Behavioral
Acute Care
100%
2009 EBITDA Mix by Business Type
2009 Revenue Mix by Business Type
Total = $1.8 Billion
Total = $5.2 Billion
Total = $7.0 Billion
73%
25%
100%
54%
45%
2%
1%
Other

Sources	
Total debt	$3.6
Total sources	**$3.6**

Uses	
Purchase PSI equity	$2.0
Refinancing of PSI / UHS debt	1.4
Transaction fees	0.2
Total uses	**$3.6**

	Standalone	Pro forma
Total debt (as of 3/31/10)	$0.9	$4.3
Equity market cap (as of 05/14/10)	3.9	3.9
Total capitalization	**$4.8**	**$8.2**
Total debt / 2010E EBITDA	1.2x	3.8x
2010E EBITDA	$0.8	$1.1

Acquisition multiple paid	
2010E EBITDA	8.8x
2010E EBITDA (inc. synergies)[1]	8.1x

UHS Strategic Acquisition of PSI

Transaction Summary - Capital Structure
Pro forma capitalization ($bn)
Sources and uses ($bn)
J.P. Morgan and Deutsche Bank have committed $4.15bn in debt financing
Key Capital Considerations:
▪ Maintain strong balance sheet and liquidity
▪ Business provides attractive cash flow
▪ Intends to use excess cash flow to repay debt
1 Includes fully phased in synergies

UHS Strategic Acquisition of PSI

A Compelling Transaction
Premier facilities-based healthcare provider with premier behavioral health platform
Substantial growth opportunities
Strong financial profile, significant earnings accretion
Increased scale and expanded reach
Well-positioned to deliver increased value to shareholders

Universal Health Services:
Strategic Acquisition of Psychiatric Solutions
May 17, 2010